JPMorgan Funds - JPMorgan Institutional Trust
Rule 10f-3 Transactions
For the period from September 1, 2011 to February 29, 2012

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Core Bond Trust
Trade Date 9/6/2011
Issuer Lockheed Martin Corp (LMT 2.125% September 15, 2016)
Cusip 539830AX
Bonds 387,000
Offering Price $99.92400
Spread 0.35%
Cost $386,706
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.29%
Syndicate Members Citigroup Global Markets, JPMorgan, Bank America Merrill
Lynch, Morgan Stanley Wells Fargo Securities, ANZ Securities, Credit
Agricole Securities, Goldman Sachs, Lloyds Securities, Mitsubishi UFJ
Securities, Mizuho Securities, RBC Capital, SMBC Niikko Capital, UBS
Securities, US Bancorp
Fund JPMorgan Intermediate Bond Trust
Trade Date 9/6/2011
Issuer Lockheed Martin Corp (LMT 2.125% September 15, 2016)
Cusip 539830AX
Bonds 47,000
Offering Price $99.92400
Spread 0.35%
Cost $46,964
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.29%
Syndicate Members Citigroup Global Markets, JPMorgan, Bank America Merrill
Lynch, Morgan Stanley Wells Fargo Securities, ANZ Securities, Credit
Agricole Securities, Goldman Sachs, Lloyds Securities, Mitsubishi UFJ
Securities, Mizuho Securities, RBC Capital, SMBC Niikko Capital, UBS
Securities, US Bancorp
Fund JPMorgan Core Bond Trust
Trade Date 9/6/2011
Issuer Lockheed Martin Corp (LMT 4.85% September 15, 2041)
Cusip 539830AZ
Bonds 292,000
Offering Price $99.27900
Spread 0.88%
Cost $289,895
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.51%
Syndicate Members Citigroup Global Markets, JPMorgan, Bank America Merrill
Lynch, Morgan Stanley Wells Fargo Securities, ANZ Securities, Credit
Agricole Securities, Goldman Sachs, Lloyds Securities, Mitsubishi UFJ
Securities, Mizuho Securities, RBC Capital, SMBC Niikko Capital, UBS
Securities, US Bancorp
Fund JPMorgan Core Bond Trust
Trade Date 9/7/2011
Issuer Daimler Finance North America LLC (DAIGR 2.625% September 15,
2016 144A)
Cusip 233851AH
Bonds 739,000
Offering Price $99.35000
Spread 0.30%
Cost $734,197
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 0.78%
Syndicate Members BNP Paribas, Deutsche Bank Securities, HSBC Securities,
JPMorgan
Fund JPMorgan Intermediate Bond Trust
Trade Date 9/7/2011
Issuer Daimler Finance North America LLC (DAIGR 2.625% September 15,
2016 144A)
Cusip 233851AH
Bonds 150,000
Offering Price $99.35000
Spread 0.30%
Cost $149,025
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 0.78%
Syndicate Members BNP Paribas, Deutsche Bank Securities, HSBC Securities,
JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 9/7/2011
Issuer France Telecom (FRTEL 2.75% September 14, 2016)
Cusip 35177PAV
Bonds 560,000
Offering Price $99.46800
Spread 0.35%
Cost $557,021
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.64%
Syndicate Members Citigroup Global Markets, JPMorgan, Bank America Merrill
Lynch
Fund JPMorgan Intermediate Bond Trust
Trade Date 9/7/2011
Issuer France Telecom (FRTEL 2.75% September 14, 2016)
Cusip 35177PAV
Bonds 61,000
Offering Price $99.46800
Spread 0.35%
Cost $60,675
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.64%
Syndicate Members Citigroup Global Markets, JPMorgan, Bank America Merrill
Lynch
Fund JPMorgan Core Bond Trust
Trade Date 9/7/2011
Issuer Schlumberger Investment SA (SLB 3.30% September 14, 2021 144A)
Cusip 806854AB
Bonds 441,000
Offering Price $99.67900
Spread 0.45%
Cost $439,584
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.69%
Syndicate Members Citigroup Global Markets, Deutsche Bank Securities, HSBC
Securities, JPMorgan
Fund JPMorgan Intermediate Bond Trust
Trade Date 9/7/2011
Issuer Schlumberger Investment SA (SLB 3.30% September 14, 2021 144A)
Cusip 806854AB
Bonds 47,000
Offering Price $99.67900
Spread 0.45%
Cost $46,849
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.69%
Syndicate Members Citigroup Global Markets, Deutsche Bank Securities, HSBC
Securities, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 9/7/2011
Issuer Time Warner Cable Inc. (TWC 5.50% September 1, 2041)
Cusip 88732JBB
Bonds 359,000
Offering Price $98.21600
Spread 0.88%
Cost $352,595
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.89%
Syndicate Members Goldman Sachs, JPMorgan, BankAmerica Merrill Lynch, Mizuho
Securities, Wells Fargo, Barclays Capital, BNP Paribas, Citigroup Global
Markets, Credit Agricole, Credit Suisse, Deutsche Bank, Loop Capital,
Mitsubishi UFJ Securities, Morgan Stanley, RBC Capital, RBS Securities, SMBC
Nikko Capital, BMNY Mellon, Lebenthal & Co, UBS Securities, US Bancorp,
Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 9/8/2011
Issuer AmeriCredit Auto Receivables Trust 2011-4 A2 (AMCAR 2011-4 A2
0.92% March 9, 2015)
Cusip 03064RAB
Bonds 433,000
Offering Price $99.99388
Spread 0.25%
Cost $432,974
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 4.49%
Syndicate Members Credit Suisse, Deutsche Bank, Barclays Capital, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 9/8/2011
Issuer AmeriCredit Auto Receivables Trust 2011-4 A3 (AMCAR 2011-4 A3
1.17% May 9, 2016)
Cusip 03064RAC
Bonds 1,414,000
Offering Price $99.99756
Spread 0.35%
Cost $1,413,965
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 15.13%
Syndicate Members Credit Suisse, Deutsche Bank, Barclays Capital, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 9/8/2011
Issuer Fluor Corporation (FLR 3.375% September 15, 2021)
Cusip 343412AB
Bonds 789,000
Offering Price $99.11900
Spread 0.65%
Cost $782,049
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.81%
Syndicate Members BNP Paribas, BankAmerica Merrill Lynch, Credit Suisse, UBS
Securities, ANZ Securities, Banca IMI, Barclays Capital, Citigroup Global
Markets, Credit Agricole, ING Financial Markets, JPMorgan, Llyold
Securities, Mitsubishi UFJ Securities, Santander Investements, Scotia
Capital, Standard Chartered, Wells Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 9/8/2011
Issuer Fluor Corporation (FLR 3.375% September 15, 2021)
Cusip 343412AB
Bonds 70,000
Offering Price $99.11900
Spread 0.65%
Cost $69,383
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.81%
Syndicate Members BNP Paribas, BankAmerica Merrill Lynch, Credit Suisse, UBS
Securities, ANZ Securities, Banca IMI, Barclays Capital, Citigroup Global
Markets, Credit Agricole, ING Financial Markets, JPMorgan, Llyold
Securities, Mitsubishi UFJ Securities, Santander Investements, Scotia
Capital, Standard Chartered, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 9/14/2011
Issuer Southern Power Company (SO 5.15% September 15, 2041)
Cusip 843646AH
Bonds 88,000
Offering Price $99.54700
Spread 0.88%
Cost $87,601
Dealer Executing Trade RBS Securities Inc.
% of Offering  purchased by firm 2.70%
Syndicate Members JPMorgan, Mizuho Securities, RBS Securities, UBS
Securities, Banco Bilbao Vizcaya Argentaria, Lloyds Securities
Fund JPMorgan Core Bond Trust
Trade Date 9/27/2011
Issuer Qwest Corporation (CTL  6.75% December 1, 2021)
Cusip 74913GAX
Bonds 741,000
Offering Price $98.18100
Spread 0.65%
Cost $727,521
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.78%
Syndicate Members Citigroup Global Markets, Deutsche Bank, JPMorgan,
Mitsubishi UFJ Securities, SunTrust Robinson Humphrey, BNY Mellon, Fifth
Third Securities, Mizuho Securities, US Bancorp
Fund JPMorgan Intermediate Bond Trust
Trade Date 9/27/2011
Issuer Qwest Corporation (CTL  6.75% December 1, 2021)
Cusip 74913GAX
Bonds 148,000
Offering Price $98.18100
Spread 0.65%
Cost $145,308
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.78%
Syndicate Members Citigroup Global Markets, Deutsche Bank, JPMorgan,
Mitsubishi UFJ Securities, SunTrust Robinson Humphrey, BNY Mellon, Fifth
Third Securities, Mizuho Securities, US Bancorp
Fund JPMorgan Core Bond Trust
Trade Date 9/28/2011
Issuer Thomson Reuters Corporation (TRICN 3.95% September 30, 2021)
Cusip 884903BK
Bonds 1,278,000
Offering Price $99.57600
Spread 0.45%
Cost $1,272,581
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 8.96%
Syndicate Members Barclays capital, Deutsche bank, JPMorgan, RBS Securities,
BMO Capital, Citigroup Global Markets, Goldman Sahs, HSBC Securities, Bank
America Merrill Lynch, Morgan Stanley, RBC Capital, Standard Chartered Bank,
TD Securities, UBS Securities
Fund JPMorgan Intermediate Bond Trust
Trade Date 9/28/2011
Issuer Thomson Reuters Corporation (TRICN 3.95% September 30, 2021)
Cusip 884903BK
Bonds 105,000
Offering Price $99.57600
Spread 0.45%
Cost $104,555
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 8.96%
Syndicate Members Barclays capital, Deutsche bank, JPMorgan, RBS Securities,
BMO Capital, Citigroup Global Markets, Goldman Sahs, HSBC Securities, Bank
America Merrill Lynch, Morgan Stanley, RBC Capital, Standard Chartered Bank,
TD Securities, UBS Securities
Fund JPMorgan Core Bond Trust
Trade Date 10/5/2011
Issuer BAE Systems Plc (BALN 5.80% October 11, 2041 144A)
Cusip 05523RAC
Bonds 676,000
Offering Price $99.47900
Spread 0.88%
Cost $672,478
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.05%
Syndicate Members Cerdit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan,
Morgan Stanley
Fund JPMorgan Core Bond Trust
Trade Date 10/5/2011
Issuer John Deere Capital Corporation (DE 3.15% October 15, 2021)
Cusip 24422ERH
Bonds 233,000
Offering Price $99.54900
Spread 0.48%
Cost $231,949
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.20%
Syndicate Members Bank America Merrill Lynch, Citigroup Global Markets,
JPMorgan, BBVA Securities, BNP Paribas, Morgan Stanley
Fund JPMorgan Intermediate Bond Trust
Trade Date 10/5/2011
Issuer John Deere Capital Corporation (DE 3.15% October 15, 2021)
Cusip 24422ERH
Bonds 33,000
Offering Price $99.54900
Spread 0.48%
Cost $32,851
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.20%
Syndicate Members Bank America Merrill Lynch, Citigroup Global Markets,
JPMorgan, BBVA Securities, BNP Paribas, Morgan Stanley
Fund JPMorgan Core Bond Trust
Trade Date 10/12/2011
Issuer Kohl's Corporation (KSS 4.00% November 1, 2021)
Cusip 500255AR
Bonds 400,000
Offering Price $99.45100
Spread 0.65%
Cost $397,804
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.70%
Syndicate Members Bank America Merrill Lynch, Morgan Stanley, Wells Fargo,
BMO Capital Markets, BNY Mellon, Capital One Southcoast, Comerica
Securities, Fifth Third Securities, Goldman Sachs, JPMorgan, Mitsubishi UFJ
Securities, PNC Capital, TD Securities, UBS Securitie, US Bancorp, Williams
Capital
Fund JPMorgan Intermediate Bond Trust
Trade Date 10/12/2011
Issuer Kohl's Corporation (KSS 4.00% November 1, 2021)
Cusip 500255AR
Bonds 40,000
Offering Price $99.45100
Spread 0.65%
Cost $39,780
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.70%
Syndicate Members Bank America Merrill Lynch, Morgan Stanley, Wells Fargo,
BMO Capital Markets, BNY Mellon, Capital One Southcoast, Comerica
Securities, Fifth Third Securities, Goldman Sachs, JPMorgan, Mitsubishi UFJ
Securities, PNC Capital, TD Securities, UBS Securitie, US Bancorp, Williams
Capital
Fund JPMorgan Core Bond Trust
Trade Date 10/12/2011
Issuer Time Warner Inc. (TWX 5.375% October 15, 2041)
Cusip 887317AM
Bonds 313,000
Offering Price $99.36600
Spread 0.88%
Cost $311,016
Dealer Executing Trade Citigroup Global Market
% of Offering  purchased by firm 1.13%
Syndicate Members Citigroup Global Markets, Credit Agricole, Credit Suisse,
Goldman Sachs, JPMorgan, Bank America Merrill Lynch, Mizuho Securities,
Morgan Stanley, SMBC Nikko Capital, UBS Securities, Barclays Capital, BNP
Paribas, BNY Mellon, Deutsche Bank, Lloyds Securities, Mitsubishi UFJ
Securities, Muriel Siebert, RBS Securities, Samuel A Ramirez & Co, Santander
Investment Securities, Scotia Capital, Wella Fargo
Fund JPMorgan Core Bond Trust
Trade Date 10/26/2011
Issuer AmeriCredit Automobile Receivables 2011-5 A3 (AMCAR 2011-5 A3
1.55% July 8, 2016)
Cusip 03064TAC
Bonds 1,195,055
Offering Price $99.99772
Spread 0.35%
Cost $1,195,028
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 19.87%
Syndicate Members Deutsche Bank, Morgan Stanley, Credit Suisse, JPMorgan
Fund JPMorgan Intermediate Bond Trust
Trade Date 10/26/2011
Issuer AmeriCredit Automobile Receivables 2011-5 A3 (AMCAR 2011-5 A3
1.55% July 8, 2016)
Cusip 03064TAC
Bonds 219,093
Offering Price $99.99772
Spread 0.35%
Cost $219,088
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 19.87%
Syndicate Members Deutsche Bank, Morgan Stanley, Credit Suisse, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 10/26/2011
Issuer Bank of Montreal (BMO 1.30% October 31, 2014 144A)
Cusip 063679WH
Bonds 741,000
Offering Price $99.97400
Spread 0.25%
Cost $740,807
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.96%
Syndicate Members Barclays Capital, BMO Capital, JPMorgan, RBS Securities,
Bank America Merrill Lynch, CIBC World markets, Desjardins Securities, HSBC
Securities, Morgan Stanley, National Bank of Canada, RBC Capital, Scotia
Capital, Societe Generale, TD Securities, Wells Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 10/26/2011
Issuer Bank of Montreal (BMO 1.30% October 31, 2014 144A)
Cusip 063679WH
Bonds 250,000
Offering Price $99.97400
Spread 0.25%
Cost $249,935
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.96%
Syndicate Members Barclays Capital, BMO Capital, JPMorgan, RBS Securities,
Bank America Merrill Lynch, CIBC World markets, Desjardins Securities, HSBC
Securities, Morgan Stanley, National Bank of Canada, RBC Capital, Scotia
Capital, Societe Generale, TD Securities, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 10/27/2011
Issuer Verizon Communications (VZ 4.75% November 1, 2041)
Cusip 92343VBE
Bonds 160,000
Offering Price $99.06800
Spread 0.75%
Cost $158,509
Dealer Executing Trade UBS Securities LLC
% of Offering  purchased by firm 0.33%
Syndicate Members Credit Suisse, Deutsche Bank, Morgan Stanley, RBC Capital,
UBS Securities, Bank of Tokyo-Mitsubishi UFJ, Bank America Merrill Lynch,
Barclays Capital, Citigroup Global Markets, Goldman Sachs, JPMorgan, Mizuho
Securities, RBS Securities, Santander Investment Securities, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 11/2/2011
Issuer CarMax Auto Owner Trust 2011-3 A3 (CARMX 2011-3 A3 1.07% June
15, 2016)
Cusip 14312AAC
Bonds 1,350,000
Offering Price $99.99609
Spread 0.23%
Cost $1,349,947
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 12.61%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, JPMorgan,
RBC Capital
Fund JPMorgan Core Bond Trust
Trade Date 11/7/2011
Issuer Amgen Inc. (AMGN 5.15% November 15, 2041)
Cusip 031162BK
Bonds 2,000,000
Offering Price $99.16800
Spread 0.88%
Cost $1,983,360
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.02%
Syndicate Members Bank America Merrill Lynch, Citigroup Global Markets,
JPMorgan, Morgan Stanley
Fund JPMorgan Core Bond Trust
Trade Date 11/7/2011
Issuer Amgen Inc. (AMGN 3.875% November 15, 2021)
Cusip 031162BM
Bonds 1,000,000
Offering Price $99.72000
Spread 0.45%
Cost $997,200
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.80%
Syndicate Members Citigroup Global Markets, JPMorgan, Bank America Merrill
Lynch, Morgan Stanley, Barclays Capital, Credit Suisse, Deutsche Bank,
Goldmana Sachs, Mitsubishi UFJ Securities, UBS Securities, SMBC Nikko
Capital
Fund JPMorgan Intermediate Bond Trust
Trade Date 11/7/2011
Issuer Amgen Inc. (AMGN 3.875% November 15, 2021)
Cusip 031162BM
Bonds 400,000
Offering Price $99.72000
Spread 0.45%
Cost $398,880
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.80%
Syndicate Members Citigroup Global Markets, JPMorgan, Bank America Merrill
Lynch, Morgan Stanley, Barclays Capital, Credit Suisse, Deutsche Bank,
Goldmana Sachs, Mitsubishi UFJ Securities, UBS Securities, SMBC Nikko
Capital
Fund JPMorgan Core Bond Trust
Trade Date 11/7/2011
Issuer UnitedHealth Group Inc (UNH 3.375% November 15, 2021)
Cusip 91324PBT
Bonds 975,000
Offering Price $99.45300
Spread 0.45%
Cost $969,667
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.28%
Syndicate Members Goldman Sachs, Morgan Stanley, RBS Securities, US Bancorp,
Barclays Capital, BB&T Capital, BNY Mellon, Citigroup Global Markets, Credit
Suisse, CRT Capital, Deutsche Bank, Fifth Third Securities, HSBC Securities,
JPMorgan, KeyBanc Capital, Bank America Merrill Lynch, Mitsubishi UFJ
Securities, Morgan Keegan, PNC Capital, UBS Securities, Wells Fargo,
Williams Capital
Fund JPMorgan Intermediate Bond Trust
Trade Date 11/7/2011
Issuer UnitedHealth Group Inc (UNH 3.375% November 15, 2021)
Cusip 91324PBT
Bonds 112,000
Offering Price $99.45300
Spread 0.45%
Cost $111,387
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.28%
Syndicate Members Goldman Sachs, Morgan Stanley, RBS Securities, US Bancorp,
Barclays Capital, BB&T Capital, BNY Mellon, Citigroup Global Markets, Credit
Suisse, CRT Capital, Deutsche Bank, Fifth Third Securities, HSBC Securities,
JPMorgan, KeyBanc Capital, Bank America Merrill Lynch, Mitsubishi UFJ
Securities, Morgan Keegan, PNC Capital, UBS Securities, Wells Fargo,
Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 11/10/2011
Issuer Simon Property Group LP (SPG 4.125% December 1, 2021)
Cusip 828807CG
Bonds 579,000
Offering Price $99.68900
Spread 0.45%
Cost $577,199
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.97%
Syndicate Members Citigroup Global Markets, Deutsche bank , Goldman Sachs,
JPMorgan, Bank America Merrill Lynch, Morgan Stanley, Mitsubishi UFJ
Securities, RBC Capital, SMBC Nikko Capital, SunTrust Robinson Humphrey, US
bancorp
Fund JPMorgan Intermediate Bond Trust
Trade Date 11/10/2011
Issuer Simon Property Group LP (SPG 4.125% December 1, 2021)
Cusip 828807CG
Bonds 81,000
Offering Price $99.68900
Spread 0.45%
Cost $80,748
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.97%
Syndicate Members Citigroup Global Markets, Deutsche bank , Goldman Sachs,
JPMorgan, Bank America Merrill Lynch, Morgan Stanley, Mitsubishi UFJ
Securities, RBC Capital, SMBC Nikko Capital, SunTrust Robinson Humphrey, US
bancorp
Fund JPMorgan Core Bond Trust
Trade Date 11/14/2011
Issuer NiSource Finance Corp. (NI 4.45% December 1, 2021)
Cusip 65473QAY
Bonds 360,000
Offering Price $99.62300
Spread 0.65%
Cost $358,643
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.13%
Syndicate Members Barclays capital, Citigroup Global markets, JPMorgan, BNP
Paribas, Deutsche Bank, Scotia Capital, KeyBanc Capital, Loop Capital,
Mizuho Securities
Fund JPMorgan Intermediate Bond Trust
Trade Date 11/14/2011
Issuer NiSource Finance Corp. (NI 4.45% December 1, 2021)
Cusip 65473QAY
Bonds 180,000
Offering Price $99.62300
Spread 0.65%
Cost $179,321
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.13%
Syndicate Members Barclays capital, Citigroup Global markets, JPMorgan, BNP
Paribas, Deutsche Bank, Scotia Capital, KeyBanc Capital, Loop Capital,
Mizuho Securities
Fund JPMorgan Core Bond Trust
Trade Date 11/14/2011
Issuer NiSource Finance Corp. (NI 5.80% February 1, 2042)
Cusip 65473QAZ
Bonds 1,256,000
Offering Price $99.78300
Spread 0.88%
Cost $1,253,274
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 9.59%
Syndicate Members Barclays capital, Citigroup Global markets, JPMorgan, BNP
Paribas, Deutsche Bank, Scotia Capital, KeyBanc Capital, Loop Capital,
Mizuho Securities
Fund JPMorgan Core Bond Trust
Trade Date 11/16/2011
Issuer Lowe's Companies Inc (LOW 5.125% November 15, 2041)
Cusip 548661CU
Bonds 326,000
Offering Price $99.94000
Spread 0.88%
Cost $325,804
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.16%
Syndicate Members Bank America Merrill Lynch, JPMorgan, SunTrust Robinson
Humphrey, Goldman Sachs, US Bancorp, Wells fargo, ANZ Securities, BB&T
Capital, BMO Capital, BNY Mellon, Muriel Siebert & Co, PNC Capital, RBS
Securities, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 11/16/2011
Issuer Lowe's Companies Inc (LOW 3.80% November 15, 2021)
Cusip 548661CV
Bonds 277,000
Offering Price $99.92700
Spread 0.45%
Cost $276,798
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.72%
Syndicate Members Bank America Merrill Lynch, JPMorgan, SunTrust Robinson
Fund JPMorgan Intermediate Bond Trust
Trade Date 11/16/2011
Issuer Lowe's Companies Inc (LOW 3.80% November 15, 2021)
Cusip 548661CV
Bonds 77,000
Offering Price $99.92700
Spread 0.45%
Cost $76,944
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.72%
Syndicate Members Bank America Merrill Lynch, JPMorgan, SunTrust Robinson
Fund JPMorgan Core Bond Trust
Trade Date 11/16/2011
Issuer Statoil ASA (STLNO 4.25% November 23, 2041)
Cusip 85771PAE
Bonds 253,000
Offering Price $100.00000
Spread 0.88%
Cost $253,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 0.98%
Syndicate Members Deutsche Bank, JPMorgan, Bank America Merrill Lynch,
Fund JPMorgan Core Bond Trust
Trade Date 11/16/2011
Issuer Statoil ASA (STLNO 3.15% January 23, 2022)
Cusip 85771PAF
Bonds 300,000
Offering Price $99.83000
Spread 0.45%
Cost $299,490
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.63%
Syndicate Members Deutsche Bank, JPMorgan, Bank America Merrill Lynch,
Fund JPMorgan Intermediate Bond Trust
Trade Date 11/16/2011
Issuer Statoil ASA (STLNO 3.15% January 23, 2022)
Cusip 85771PAF
Bonds 83,000
Offering Price $99.83000
Spread 0.45%
Cost $82,859
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.63%
Syndicate Members Deutsche Bank, JPMorgan, Bank America Merrill Lynch,
Fund JPMorgan Core Bond Trust
Trade Date 11/29/2011
Issuer Johnson Controls Inc (JCI 3.75% December 1, 2021)
Cusip 478366BA
Bonds 591,000
Offering Price $99.31600
Spread 0.65%
Cost $586,958
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 2.03%
Syndicate Members Banca IMI, Barclays Capital, Citigroup Global Markets,
Credit Agricole, JPMorgan, Commerz Markets, Danske Markets, Deutsche Bank,
ING Financial Markets, Bank America Merrill Lynch, Mitsubishi UFJ
Securities, RBS Securities, Standard Chartered Bank, TD Securities,
UniCredit Capital, US Bancorp, Wells Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 11/29/2011
Issuer Johnson Controls Inc (JCI 3.75% December 1, 2021)
Cusip 478366BA
Bonds 99,000
Offering Price $99.31600
Spread 0.65%
Cost $98,323
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 2.03%
Syndicate Members Banca IMI, Barclays Capital, Citigroup Global Markets,
Credit Agricole, JPMorgan, Commerz Markets, Danske Markets, Deutsche Bank,
ING Financial Markets, Bank America Merrill Lynch, Mitsubishi UFJ
Securities, RBS Securities, Standard Chartered Bank, TD Securities,
UniCredit Capital, US Bancorp, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 11/29/2011
Issuer Johnson Controls Inc (JCI 5.25% December 1, 2041)
Cusip 478366BB
Bonds 1,000,000
Offering Price $99.92500
Spread 0.88%
Cost $999,250
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 4.64%
Syndicate Members Banca IMI, Barclays Capital, Citigroup Global Markets,
Credit Agricole, JPMorgan, Commerz Markets, Danske Markets, Deutsche Bank,
ING Financial Markets, Bank America Merrill Lynch, Mitsubishi UFJ
Securities, RBS Securities, Standard Chartered Bank, TD Securities,
UniCredit Capital, US Bancorp, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 11/30/2011
Issuer Transocean Inc (RIG 7.35% December 15,  2041)
Cusip 893830AZ
Bonds 198,000
Offering Price $99.99600
Spread 0.88%
Cost $197,992
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 4.14%
Syndicate Members Barclays capital, Citigroup Global Markets, Credit Suisse,
JPMorgan, Mitsubishi UFJ Securities, Wells Fargo, Credit Agricole, DNB Nor
Markets, Goldman Sachs, Standard Chartered Bank
Fund JPMorgan Core Bond Trust
Trade Date 11/30/2011
Issuer Transocean Inc (RIG 6.375% December 15, 2021)
Cusip 893830BB
Bonds 256,000
Offering Price $99.94600
Spread 0.65%
Cost $255,862
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.57%
Syndicate Members Barclays capital, Citigroup Global Markets, Credit Suisse,
JPMorgan, Mitsubishi UFJ Securities, Wells Fargo, Credit Agricole, DNB Nor
Markets, Goldman Sachs, Standard Chartered Bank
Fund JPMorgan Intermediate Bond Trust
Trade Date 11/30/2011
Issuer Transocean Inc (RIG 6.375% December 15, 2021)
Cusip 893830BB
Bonds 35,000
Offering Price $99.94600
Spread 0.65%
Cost $34,981
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.57%
Syndicate Members Barclays capital, Citigroup Global Markets, Credit Suisse,
JPMorgan, Mitsubishi UFJ Securities, Wells Fargo, Credit Agricole, DNB Nor
Markets, Goldman Sachs, Standard Chartered Bank
Fund JPMorgan Core Bond Trust
Trade Date 12/5/2011
Issuer Duke Energy Carolinas (DUK 4.25% December 15, 2041)
Cusip 26442CAM
Bonds 129,000
Offering Price $99.83100
Spread 0.88%
Cost $128,782
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.21%
Syndicate Members Barclays Capital, BNY Mellon, Citigroup Global Markets,
Deutsche Bank, JPMorgan, Scotia Capital, SunTrust Robinson Humphrey, KeyBanc
Capital Markets, Mitsubishi UFJ Securities, Mizuho Securities, US Bancorp,
MFR Securities, Williams Capital Group
Fund JPMorgan Core Bond Trust
Trade Date 12/5/2011
Issuer Wells Fargo & Company (WFC 2.625% December 15, 2016)
Cusip 94974BEZ
Bonds 1,826,000
Offering Price $99.74400
Spread 0.35%
Cost $1,821,325
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 1.34%
Syndicate Members Wells Fargo, ANZ Securities, Bank of Nova Scotia, Barclays
Capital, CastleOak Securities, Credit Suisse, Deutsche bank, Goldman Sachs,
HSBC Securities, ING Bank, JPMorgan, Lloyds Securities, Loop Capital, Morgan
Stanley, nabSecurities LLC, RBC Capital, Samuel A Ramirez & Co, TD
Securities, UBS, Williams capital
Fund JPMorgan Core Bond Trust
Trade Date 12/6/2011
Issuer Hewlett-Packard Company (HPQ 4.65% December 9, 2021)
Cusip 428236BV
Bonds 217,000
Offering Price $99.70700
Spread 0.45%
Cost $216,364
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.63%
Syndicate Members Goldman Sachs, JPMorgan, Morgan Stanley, Bank America
Merrill Lynch, BNP Paribas, Citigroup Global Markets, Credit Suisse, HSBC
Securities, Mizuho Securities, RBS Securities, Wells Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 12/6/2011
Issuer Hewlett-Packard Company (HPQ 4.65% December 9, 2021)
Cusip 428236BV
Bonds 87,000
Offering Price $99.70700
Spread 0.45%
Cost $86,745
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.63%
Syndicate Members Goldman Sachs, JPMorgan, Morgan Stanley, Bank America
Merrill Lynch, BNP Paribas, Citigroup Global Markets, Credit Suisse, HSBC
Securities, Mizuho Securities, RBS Securities, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 1/4/2012
Issuer General Electric Capital Corporation (GE 4.65% October 17, 2021)
Cusip 36962G5J
Bonds 2,100,000
Offering Price $102.13000
Spread 0.43%
Cost $2,144,730
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.23%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Citigroup
Global Markets, Goldman Sachs, JPMorgan, Morgan Stanley
Fund JPMorgan Intermediate Bond Trust
Trade Date 1/4/2012
Issuer General Electric Capital Corporation (GE 4.65% October 17, 2021)
Cusip 36962G5J
Bonds 800,000
Offering Price $102.13000
Spread 0.43%
Cost $817,040
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.23%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Citigroup
Global Markets, Goldman Sachs, JPMorgan, Morgan Stanley
Fund JPMorgan Core Bond Trust
Trade Date 1/5/2012
Issuer Bank of Nova Scotia (BNS 2.55% January 12, 2017)
Cusip 064159AM
Bonds 2,000,000
Offering Price $99.80000
Spread 0.35%
Cost $1,996,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.24%
Syndicate Members Barclays Capital, Citigroup Global Markets, Deutsche Bank,
Bank America Merrill Lynch, Scotia Capital, Goldman Sachs, JPMorgan, Morgan
Stanley, Standard Chartered, UBS Securities, Wells Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 1/5/2012
Issuer Bank of Nova Scotia (BNS 2.55% January 12, 2017)
Cusip 064159AM
Bonds 175,000
Offering Price $99.80000
Spread 0.35%
Cost $174,650
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.24%
Syndicate Members Barclays Capital, Citigroup Global Markets, Deutsche Bank,
Bank America Merrill Lynch, Scotia Capital, Goldman Sachs, JPMorgan, Morgan
Stanley, Standard Chartered, UBS Securities, Wells Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 1/9/2012
Issuer Toyota Motor Credit Corp (TOYOTA 2.05% January 12, 2017)
Cusip 89233P5S
Bonds 100,000
Offering Price $99.83500
Spread 0.35%
Cost $99,835
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.55%
Syndicate Members Citigroup Global Markets, Bank America Merrill Lynch, RBC
Capital, RBS Securities, UBS Securities, BNP Paribas, HSBC Securities,
JPMorgan, Loop Capital, Mitsubishi UFJ Securities, Samuel A Ramierz & Co
Fund JPMorgan Core Bond Trust
Trade Date 1/10/2012
Issuer Macys Retail Holdings Inc (M 3.875% January 15, 2022)
Cusip 55616XAF
Bonds 191,000
Offering Price $99.18900
Spread 0.65%
Cost $189,451
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.45%
Syndicate Members Credit Suisse, Goldman Sachs, JPMorgan, Bank America
Merrill Lynch, US Bancorp, Wells Fargo, BNY Mellon, Citigroup Global
Markets, Fifth Third Securities, Loop Capital, PNC Capital, Samuel A Ramierz
& Co, Standard Chartered, Williams Capital
Fund JPMorgan Intermediate Bond Trust
Trade Date 1/10/2012
Issuer Macys Retail Holdings Inc (M 3.875% January 15, 2022)
Cusip 55616XAF
Bonds 22,000
Offering Price $99.18900
Spread 0.65%
Cost $21,822
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.45%
Syndicate Members Credit Suisse, Goldman Sachs, JPMorgan, Bank America
Merrill Lynch, US Bancorp, Wells Fargo, BNY Mellon, Citigroup Global
Markets, Fifth Third Securities, Loop Capital, PNC Capital, Samuel A Ramierz
& Co, Standard Chartered, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 1/10/2012
Issuer Macys Retail Holdings Inc (M 5.125% January 15, 2042)
Cusip 55616XAG
Bonds 157,000
Offering Price $99.84700
Spread 0.88%
Cost $156,760
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.89%
Syndicate Members Credit Suisse, Goldman Sachs, JPMorgan, Bank America
Merrill Lynch, US Bancorp, Wells Fargo, BNY Mellon, Citigroup Global
Markets, Fifth Third Securities, Loop Capital, PNC Capital, Samuel A Ramierz
& Co, Standard Chartered, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 1/10/2012
Issuer SABMiller Holdings Inc (SABLN 3.75% January 15, 2022 144A)
Cusip 78573AAA
Bonds 698,000
Offering Price $99.52200
Spread 0.45%
Cost $694,664
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.25%
Syndicate Members Banco Bilbao Vizcaya, Banco Santander, Barclays Capital,
Citigroup Global Markets, JPMorgan, Bank America Merrill Lynch, Mitsubishi
UFJ Securities, Mizuho Securities, Morgan Stanley, RBS Securities
Fund JPMorgan Core Bond Trust
Trade Date 1/10/2012
Issuer SABMiller Holdings Inc (SABLN 1.85% January 15, 2015 144A)
Cusip 78573AAD
Bonds 574,000
Offering Price $99.99400
Spread 0.25%
Cost $573,966
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.77%
Syndicate Members Banco Bilbao Vizcaya, Banco Santander, Barclays Capital,
Citigroup Global Markets, JPMorgan, Bank America Merrill Lynch, Mitsubishi
UFJ Securities, Mizuho Securities, Morgan Stanley, RBS Securities
Fund JPMorgan Core Bond Trust
Trade Date 1/11/2012
Issuer Ally Auto Receivables Trust 2012-1 A3 (ALLYA  2012-1 A3 0.93%
February 16 2016)
Cusip 02005YAE
Bonds 1,418,000
Offering Price $99.98554
Spread 0.25%
Cost $1,417,795
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 4.78%
Syndicate Members Citigroup Global markets, Credit Suisse, Credit Agricole,
Lloyds Securities
Fund JPMorgan Intermediate Bond Trust
Trade Date 1/11/2012
Issuer Ally Auto Receivables Trust 2012-1 A3 (ALLYA  2012-1 A3 0.93%
February 16 2016)
Cusip 02005YAE
Bonds 124,000
Offering Price $99.98554
Spread 0.25%
Cost $123,982
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 4.78%
Syndicate Members Citigroup Global markets, Credit Suisse, Credit Agricole,
Lloyds Securities
Fund JPMorgan Core Bond Trust
Trade Date 1/11/2012
Issuer Massachusetts Mutual Life Insurance Company (MASSMU 5.375%
December 1, 2041 144A)
Cusip 575767AJ
Bonds 280,000
Offering Price $99.66700
Spread 0.88%
Cost $279,068
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.35%
Syndicate Members Jefferies & Co, Morgan Stanley, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 1/11/2012
Issuer Santander Dirve Auto Receivables Trust 2012-1 A2 (SDART 2012-1
A2 1.25% April 15, 2015)
Cusip 80281AAB
Bonds 1,955,000
Offering Price $99.99733
Spread 0.17%
Cost $1,954,948
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 6.87%
Syndicate Members Barclays Capital, Citigroup Global Markets, Credit Suisse,
JPMorgan
Fund JPMorgan Intermediate Bond Trust
Trade Date 1/11/2012
Issuer Santander Dirve Auto Receivables Trust 2012-1 A2 (SDART 2012-1
A2 1.25% April 15, 2015)
Cusip 80281AAB
Bonds 157,000
Offering Price $99.99733
Spread 0.17%
Cost $156,996
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 6.87%
Syndicate Members Barclays Capital, Citigroup Global Markets, Credit Suisse,
JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 1/11/2012
Issuer Santander Dirve Auto Receivables Trust 2012-1 A3 (SDART 2012-1
A3 1.49% October 15, 2015)
Cusip 80281AAC
Bonds 411,000
Offering Price $99.99934
Spread 0.20%
Cost $410,997
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 6.55%
Syndicate Members Barclays Capital, Citigroup Global Markets, Credit Suisse,
JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 1/18/2012
Issuer Ford Credit Auto Owner Trust 2012-A A3 (FORDO 2012-A A3 0.84%
August 15, 2016)
Cusip 34529UAC
Bonds 1,754,000
Offering Price $99.99654
Spread 0.25%
Cost $1,753,939
Dealer Executing Trade RBS Securities Inc.
% of Offering  purchased by firm 5.64%
Syndicate Members JPMorgan, RBS Securities, BB Securities, Bradesco BBI
Fund JPMorgan Intermediate Bond Trust
Trade Date 1/18/2012
Issuer Ford Credit Auto Owner Trust 2012-A A3 (FORDO 2012-A A3 0.84%
August 15, 2016)
Cusip 34529UAC
Bonds 176,000
Offering Price $99.99654
Spread 0.25%
Cost $175,994
Dealer Executing Trade RBS Securities Inc.
% of Offering  purchased by firm 5.64%
Syndicate Members JPMorgan, RBS Securities, BB Securities, Bradesco BBI
Fund JPMorgan Core Bond Trust
Trade Date 1/19/2012
Issuer Volkswagen Auto Loan Enhanced Trust 2012-1 A3 (VALET 2012-1 A3
0.85% August 22, 2016)
Cusip 92867GAC
Bonds 2,127,000
Offering Price $99.99884
Spread 0.21%
Cost $2,126,975
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 7.64%
Syndicate Members Citigroup Global Markets, Deutsche Bank, BankAmerica
Merrill Lynch, HSBC Securities
Fund JPMorgan Intermediate Bond Trust
Trade Date 1/19/2012
Issuer Volkswagen Auto Loan Enhanced Trust 2012-1 A3 (VALET 2012-1 A3
0.85% August 22, 2016)
Cusip 92867GAC
Bonds 213,000
Offering Price $99.99884
Spread 0.21%
Cost $212,998
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 7.64%
Syndicate Members Citigroup Global Markets, Deutsche Bank, BankAmerica
Merrill Lynch, HSBC Securities
Fund JPMorgan Core Bond Trust
Trade Date 1/31/2012
Issuer AmeriCredit Automobile Receivables Trust 2012-1 A2 (AMCAR 2012-1
A2 0.91% October 8, 2015)
Cusip 03064UAB
Bonds 1,187,000
Offering Price $99.99452
Spread 0.25%
Cost $1,186,935
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 7.89%
Syndicate Members Barclys Capital, Deutsche Bank, Credit Suisse, Morgan
Stanley JPMorgan
Fund JPMorgan Intermediate Bond Trust
Trade Date 1/31/2012
Issuer AmeriCredit Automobile Receivables Trust 2012-1 A2 (AMCAR 2012-1
A2 0.91% October 8, 2015)
Cusip 03064UAB
Bonds 198,000
Offering Price $99.99452
Spread 0.25%
Cost $197,989
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 7.89%
Syndicate Members Barclys Capital, Deutsche Bank, Credit Suisse, Morgan
Stanley JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 1/31/2012
Issuer AmeriCredit Automobile Receivables Trust 2012-1 A3 (AMCAR 2012-1
A3 1.23% September 8, 2016)
Cusip 03064UAC
Bonds 235,000
Offering Price $99.98925
Spread 0.35%
Cost $234,975
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 5.49%
Syndicate Members Barclys Capital, Deutsche Bank, Credit Suisse, Morgan
Stanley JPMorgan
Fund JPMorgan Intermediate Bond Trust
Trade Date 1/31/2012
Issuer AmeriCredit Automobile Receivables Trust 2012-1 A3 (AMCAR 2012-1
A3 1.23% September 8, 2016)
Cusip 03064UAC
Bonds 94,000
Offering Price $99.98925
Spread 0.35%
Cost $93,990
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 5.49%
Syndicate Members Barclys Capital, Deutsche Bank, Credit Suisse, Morgan
Stanley JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 2/1/2012
Issuer Petrobras International Finance Company (PETBRA 5.375% January
27, 2021)
Cusip 71645WAR
Bonds 1,020,000
Offering Price $104.18100
Spread 0.30%
Cost $1,062,646
Dealer Executing Trade Morgan Stanley and Co LLC
% of Offering  purchased by firm 0.66%
Syndicate Members Banc Itau, BB Securities, Citigroup Global Markets,
JPMorgan, Morgan Stanley, Santander Investment Securities, Banco Votorantim,
Mitsubishi UFJ Securities
Fund JPMorgan Intermediate Bond Trust
Trade Date 2/1/2012
Issuer Petrobras International Finance Company (PETBRA 5.375% January
27, 2021)
Cusip 71645WAR
Bonds 90,000
Offering Price $104.18100
Spread 0.30%
Cost $93,763
Dealer Executing Trade Morgan Stanley and Co LLC
% of Offering  purchased by firm 0.66%
Syndicate Members Banc Itau, BB Securities, Citigroup Global Markets,
JPMorgan, Morgan Stanley, Santander Investment Securities, Banco Votorantim,
Mitsubishi UFJ Securities
Fund JPMorgan Core Bond Trust
Trade Date 2/6/2012
Issuer Kimberly-Clark Corporation (KMB 2.40% March 1, 2022)
Cusip 494368BH
Bonds 220,000
Offering Price $98.47400
Spread 0.45%
Cost $216,643
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.23%
Syndicate Members Barclays Capital, Morgan Stanley, Citigroup Global
Markets, Goldman Sachs, HSBC Securities, JPMorgan
Fund JPMorgan Intermediate Bond Trust
Trade Date 2/6/2012
Issuer Kimberly-Clark Corporation (KMB 2.40% March 1, 2022)
Cusip 494368BH
Bonds 20,000
Offering Price $98.47400
Spread 0.45%
Cost $19,695
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.23%
Syndicate Members Barclays Capital, Morgan Stanley, Citigroup Global
Markets, Goldman Sachs, HSBC Securities, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 2/8/2012
Issuer Aflac Inc (AFL 2.65% February 15, 2017)
Cusip 001055AH
Bonds 228,000
Offering Price $99.91100
Spread 0.60%
Cost $227,797
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.68%
Syndicate Members Goldman Sachs, JPMorgan, Morgan Stanley
Fund JPMorgan Intermediate Bond Trust
Trade Date 2/8/2012
Issuer Aflac Inc (AFL 2.65% February 15, 2017)
Cusip 001055AH
Bonds 28,000
Offering Price $99.91100
Spread 0.60%
Cost $27,975
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.68%
Syndicate Members Goldman Sachs, JPMorgan, Morgan Stanley
Fund JPMorgan Core Bond Trust
Trade Date 2/8/2012
Issuer Aflac Inc (AFL 4.00% February 15, 2022)
Cusip 001055AJ
Bonds 260,000
Offering Price $99.82000
Spread 0.65%
Cost $259,532
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.34%
Syndicate Members Goldman Sachs, JPMorgan, Morgan Stanley
Fund JPMorgan Intermediate Bond Trust
Trade Date 2/8/2012
Issuer Aflac Inc (AFL 4.00% February 15, 2022)
Cusip 001055AJ
Bonds 32,000
Offering Price $99.82000
Spread 0.65%
Cost $31,942
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.34%
Syndicate Members Goldman Sachs, JPMorgan, Morgan Stanley
Fund JPMorgan Core Bond Trust
Trade Date 2/8/2012
Issuer HSBC USA Inc (HSBC 2.375% February 13, 2015)
Cusip 40428HPG
Bonds 1,500,000
Offering Price $99.78700
Spread 0.25%
Cost $1,496,805
Dealer Executing Trade HSBC Securities
% of Offering  purchased by firm 1.93%
Syndicate Members HSBC Securities, BMO Capital Markets, BNY Mellon, CIBC
World Markets, Citigroup Global Markets, Comerica Securities, Fifth Third
Securities, Goldman Sachs, JPMorgan, Morgan Stanley, RBC Capital, Scotia
Capital, US Bancorp, Wells Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 2/8/2012
Issuer HSBC USA Inc (HSBC 2.375% February 13, 2015)
Cusip 40428HPG
Bonds 250,000
Offering Price $99.78700
Spread 0.25%
Cost $249,468
Dealer Executing Trade HSBC Securities
% of Offering  purchased by firm 1.93%
Syndicate Members HSBC Securities, BMO Capital Markets, BNY Mellon, CIBC
World Markets, Citigroup Global Markets, Comerica Securities, Fifth Third
Securities, Goldman Sachs, JPMorgan, Morgan Stanley, RBC Capital, Scotia
Capital, US Bancorp, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 2/14/2012
Issuer The Bank of Tokyo-Mitsubishi UFJ (MTFG 2.35% February 23, 2017
144A)
Cusip 064255AH
Bonds 1,275,000
Offering Price $99.94400
Spread 0.35%
Cost $1,274,286
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.33%
Syndicate Members Bank America Merrill Lynch, Mitsubishi UFJ Securities,
Morgan Stanley JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 2/14/2012
Issuer Toyota Motor Credit Corp (TOYOTA 1.00% February 17, 2015)
Cusip 89233P5Z
Bonds 1,120,000
Offering Price $99.85000
Spread 0.23%
Cost $1,118,320
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 2.00%
Syndicate Members Barclays Capital, BNP Paribas, Citigroup Global Markets,
Deutsche Bank, Credit Suisse, Fifth Third Securities, JPMorgan, Morgan
Stanley, MR Beal, TD Securities, Toussaint Capital
Fund JPMorgan Intermediate Bond Trust
Trade Date 2/14/2012
Issuer Toyota Motor Credit Corp (TOYOTA 1.00% February 17, 2015)
Cusip 89233P5Z
Bonds 120,000
Offering Price $99.85000
Spread 0.23%
Cost $119,820
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 2.00%
Syndicate Members Barclays Capital, BNP Paribas, Citigroup Global Markets,
Deutsche Bank, Credit Suisse, Fifth Third Securities, JPMorgan, Morgan
Stanley, MR Beal, TD Securities, Toussaint Capital
Fund JPMorgan Core Bond Trust
Trade Date 2/15/2012
Issuer Nissan Auto Reeivables Owner Trust 2012-A A3 (NAROT 2012-A A3
0.73 May 16, 2016)
Cusip 65475UAC
Bonds 672,000
Offering Price $99.98662
Spread 0.24%
Cost $671,910
Dealer Executing Trade Credit Agricole Securities
% of Offering  purchased by firm 2.76%
Syndicate Members Credit Agricole, HSBC Securities, Barclays Capital,
Gitigroup Global Markets, JPMorgan
Fund JPMorgan Intermediate Bond Trust
Trade Date 2/15/2012
Issuer Nissan Auto Reeivables Owner Trust 2012-A A3 (NAROT 2012-A A3
0.73 May 16, 2016)
Cusip 65475UAC
Bonds 91,000
Offering Price $99.98662
Spread 0.24%
Cost $90,988
Dealer Executing Trade Credit Agricole Securities
% of Offering  purchased by firm 2.76%
Syndicate Members Credit Agricole, HSBC Securities, Barclays Capital,
Gitigroup Global Markets, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 2/15/2012
Issuer Nissan Auto Reeivables Owner Trust 2012-A A4 (NAROT 2012-A A4
1.00 July 16, 2018)
Cusip 65475UAD
Bonds 333,000
Offering Price $99.96906
Spread 0.30%
Cost $332,897
Dealer Executing Trade Credit Agricole Securities
% of Offering  purchased by firm 5.84%
Syndicate Members Credit Agricole, HSBC Securities, Barclays Capital,
Citigroup Global Markets, JPMorgan
Fund JPMorgan Intermediate Bond Trust
Trade Date 2/15/2012
Issuer Nissan Auto Reeivables Owner Trust 2012-A A4 (NAROT 2012-A A4
1.00 July 16, 2018)
Cusip 65475UAD
Bonds 117,000
Offering Price $99.96906
Spread 0.30%
Cost $116,964
Dealer Executing Trade Credit Agricole Securities
% of Offering  purchased by firm 5.84%
Syndicate Members Credit Agricole, HSBC Securities, Barclays Capital,
Citigroup Global Markets, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 2/21/2012
Issuer American Honda Finance Corporation (HNDA 1.45% February 27, 2015
144A)
Cusip 02666QK6
Bonds 667,000
Offering Price $99.94700
Spread 0.25%
Cost $666,646
Dealer Executing Trade RBS Securities Inc.
% of Offering  purchased by firm 4.40%
Syndicate Members Barclays Capital, JPMorgan, RBS Securities
Fund JPMorgan Intermediate Bond Trust
Trade Date 2/21/2012
Issuer American Honda Finance Corporation (HNDA 1.45% February 27, 2015
144A)
Cusip 02666QK6
Bonds 333,000
Offering Price $99.94700
Spread 0.25%
Cost $332,824
Dealer Executing Trade RBS Securities Inc.
% of Offering  purchased by firm 4.40%
Syndicate Members Barclays Capital, JPMorgan, RBS Securities
Fund JPMorgan Core Bond Trust
Trade Date 2/21/2012
Issuer American Honda Finance Corporation (HNDA 2.125% February 28,
2017 144A)
Cusip 02666QK7
Bonds 565,000
Offering Price $99.99500
Spread 0.35%
Cost $564,972
Dealer Executing Trade RBS Securities Inc.
% of Offering  purchased by firm 0.85%
Syndicate Members Barclays Capital, JPMorgan, RBS Securities
Fund JPMorgan Intermediate Bond Trust
Trade Date 2/21/2012
Issuer American Honda Finance Corporation (HNDA 2.125% February 28,
2017 144A)
Cusip 02666QK7
Bonds 200,000
Offering Price $99.99500
Spread 0.35%
Cost $199,990
Dealer Executing Trade RBS Securities Inc.
% of Offering  purchased by firm 0.85%
Syndicate Members Barclays Capital, JPMorgan, RBS Securities
Fund JPMorgan Intermediate Bond Trust
Trade Date 2/21/2012
Issuer BHP Billiton Finance (USA) Limited (BHP 1.000% February 24,
2015)
Cusip 055451AN
Bonds 37,000
Offering Price $99.79100
Spread 0.25%
Cost $36,923
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.90%
Syndicate Members Barclays Capital, BNP Paribas, JPMorgan, RBS Securities,
UBS Securities, Austrailia & New Zealand Banking, Banco Santander, Bank of
Nova Scotia, BBVA Securities, Canadian Imperial Bank, ING Capital, Intesa
Sanpaolo, Lloyds Bank, National Austrailia Bank, Scotia Capital, Sumitomo
Mitsui Bank, TD Securities, Unicredit Bank
Fund JPMorgan Core Bond Trust
Trade Date 2/21/2012
Issuer BHP Billiton Finance (USA) Limited (BHP 1.625% February 24,
2017)
Cusip 055451AP
Bonds 667,000
Offering Price $99.72800
Spread 0.35%
Cost $665,186
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.80%
Syndicate Members Barclays Capital, BNP Paribas, JPMorgan, RBS Securities,
UBS Securities, Austrailia & New Zealand Banking, Banco Santander, Bank of
Nova Scotia, BBVA Securities, Canadian Imperial Bank, ING Capital, Intesa
Sanpaolo, Lloyds Bank, National Austrailia Bank, Scotia Capital, Sumitomo
Mitsui Bank, TD Securities, Unicredit Bank
Fund JPMorgan Intermediate Bond Trust
Trade Date 2/21/2012
Issuer BHP Billiton Finance (USA) Limited (BHP 1.625% February 24,
2017)
Cusip 055451AP
Bonds 83,000
Offering Price $99.72800
Spread 0.35%
Cost $82,774
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.80%
Syndicate Members Barclays Capital, BNP Paribas, JPMorgan, RBS Securities,
UBS Securities, Austrailia & New Zealand Banking, Banco Santander, Bank of
Nova Scotia, BBVA Securities, Canadian Imperial Bank, ING Capital, Intesa
Sanpaolo, Lloyds Bank, National Austrailia Bank, Scotia Capital, Sumitomo
Mitsui Bank, TD Securities, Unicredit Bank
Fund JPMorgan Core Bond Trust
Trade Date 2/28/2012
Issuer Burlington North Santa Fe, LLC (BRK 3.05% March 15, 2022)
Cusip 12189LAH
Bonds 522,000
Offering Price $99.75000
Spread 0.45%
Cost $520,695
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 1.05%
Syndicate Members JPMorgan, Morgan Stanley, Wells Fargo, BMO Capital, US
Bancorp Investments
Fund JPMorgan Intermediate Bond Trust
Trade Date 2/28/2012
Issuer Burlington North Santa Fe, LLC (BRK 3.05% March 15, 2022)
Cusip 12189LAH
Bonds 43,000
Offering Price $99.75000
Spread 0.45%
Cost $42,893
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 1.05%
Syndicate Members JPMorgan, Morgan Stanley, Wells Fargo, BMO Capital, US
Bancorp Investments
Fund JPMorgan Core Bond Trust
Trade Date 2/28/2012
Issuer Hyundai Auto Receivables Trust 2012-A A3 (HART 2012-A A3 0.72%
March 15, 2016)
Cusip 44890GAC
Bonds 865,000
Offering Price $99.99049
Spread 0.25%
Cost $864,918
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 5.73%
Syndicate Members Barclays Capital, Credit Suisse, BMO Capital, Bank America
Merrill Lynch, JPMorgan
Fund JPMorgan Intermediate Bond Trust
Trade Date 2/28/2012
Issuer Hyundai Auto Receivables Trust 2012-A A3 (HART 2012-A A3 0.72%
March 15, 2016)
Cusip 44890GAC
Bonds 104,000
Offering Price $99.99049
Spread 0.25%
Cost $103,990
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 5.73%
Syndicate Members Barclays Capital, Credit Suisse, BMO Capital, Bank America
Merrill Lynch, JPMorgan